RIDGEWORTH FUNDS

Supplement dated January 2, 2015 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2014

RidgeWorth Large Cap Growth Stock Fund

RidgeWorth Select Large Cap Growth Stock Fund

RidgeWorth Small Cap Growth Stock Fund

The information in this supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and SAI.

Effective January 1, 2015, Mr. Joe Ransom, CFA, Managing Director of Silvant Capital Management LLC, is no longer a portfolio manager of the Large Cap Growth Stock Fund, Select Large Cap Growth Stock Fund and Small Cap Growth Stock Fund (the “Funds”). All references to Mr. Ransom contained in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted. Messrs. Guinther, Sansoterra and Bhatia will continue as portfolio managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 165